Exhibit 10.39

BRAINSTORM CELL THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of February 7th, 2011, by and between BrainStorm Cell Therapeutics, Inc., a Delaware corporation (the “Company”), and Karinel Ltd. (the “Purchaser”).

RECITALS

Whereas, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Regulation D and/or Regulation S promulgated thereunder; and

Whereas, the Company desires to sell and the Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) 833,333shares (the “Company Shares”) of the Company’s common stock, $0.00005 per share (the “Common Stock”); and (ii) a warrant exercisable for the purchase of 641,026 shares of Common Stock at an exercise price of $0.39 per share with an expiration date of the first anniversary hereof (the “Warrant”) (the Company Shares and the Warrant are referred to herein collectively as the “Securities”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

1.1           Purchase of Securities.  The Company hereby agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Securities.  The aggregate purchase price (the “Purchase Price”) of the Securities to be paid to the Company at the closing (the “Closing”) shall be U.S. $250,000.

1.2           The Closing Date.  The date and time of the Closing (the “Closing Date”) shall be such time to be agreed between the Company and the Purchaser, but in any event not later than February 8th, 2011.

1.3           Closing.  At the Closing, (i) the Purchaser shall pay the Purchase Price to the Company for the Securities by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to the Purchaser: (a) the stock certificates evidencing the Company Shares registered in the Purchaser’s name; and (b) the Warrant.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below, except as disclosed in the Company’s filings under the Securities Exchange Act of 1934 (collectively, the “Exchange Act Filings”), or the Schedules hereto (if any).

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business and in good standing in each other jurisdiction in which the ownership or leasing of its properties or the nature of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company, or on the transactions contemplated hereby, or the documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the this Agreement or the Warrant.

2.2           Authorization; Binding Obligations.  All corporate action on the part of the Company necessary for the authorization of this Agreement and the Warrant (collectively, the “Transaction Documents”), the performance of all obligations of the Company hereunder at the applicable Closing and, the authorization, sale, issuance and delivery of the Company Shares and the Warrant has been taken or will be taken prior to the Closing and no further consent or authorization of the Company, its board of directors or stockholders is required.  This Agreement and the other Transaction Documents, when executed and delivered and to the extent that the Company is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies.

2.3           Full Disclosure.  The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Securities.  Neither this Agreement, the exhibits and schedules hereto, the other Transaction Documents nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

2.4           SEC Reports.  The Common Stock of the Company is registered pursuant to 12(g) of the Exchange Act and the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act.  The Company has made available to the Purchaser the Company’s (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2009, (ii) Form 10-Q for the fiscal quarters ended thereafter and (iii) its Form 8-K filings which it has made (collectively, the “SEC Reports”).  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company as follows:

3.1           Requisite Power and Authority.  The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Transaction Documents and to carry out their provisions.  All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Transaction Documents have been or will be effectively taken prior to the Closing.  Upon their execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

3.2           Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the 1933 Act based in part upon the Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an “accredited investor” within the meaning of Regulation D. the Purchaser acknowledges and agrees that the Securities will, upon issuance, be “restricted securities” within the meaning of the Securities Act. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company’s business, management and financial affairs and the terms and conditions of the offering and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.  The Purchaser represents and warrants that it has received and fully and carefully reviewed the SEC Reports, and that, to its satisfaction, it has had sufficient and reasonable opportunity to ask questions of the Company’s management.

3.3           Purchaser Bears Economic Risk.   The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the 1933 Act, or (ii) an exemption from registration is available.

3.4           Acquisition for Own Account.  The Purchaser is acquiring the Securities for its own account and for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

3.5           Purchaser Can Protect Its Interest.   The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the other Transaction Documents.  Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the other Transaction Documents.

3.6           Accredited Investor.  The Purchaser represents that it is an accredited investor within the meaning of Regulation D.

3.7           Non-US Person.  The offer to sell the Securities was not communicated to the Purchaser while the Purchaser was in the United States of America, its territories or possessions (the “United States”), and this Agreement was entered into outside of the United States. The undersigned hereby (i) certifies that he or it is a Non-U.S. Person (as such term is defined in Regulation S under the Securities Act of 1933) and is not acquiring the Securities for the account or benefit of a “U.S. Person”; (ii) agrees that any resale of the Securities by the undersigned shall be in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration thereunder; and (iii) agrees not to engage in any hedging transactions with regard to such Securities unless in compliance with the Securities Act.  In accordance with Regulation S, the undersigned hereby acknowledges (i) that the Company will refuse to register any transfer of Securities unless such transfer is made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

3.8           Legends.  The Company Shares shall bear a legend which shall be in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRAINSTORM CELL THERAPEUTICS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.9           Market Manipulation.  The Purchaser has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of any of the Company Shares or affect the price at which any of the Company Shares being offered hereby may be issued.

4.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

4.1           Execution.  The Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

4.2           Payment.  The Purchaser shall have delivered to the Company the Purchase Price by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

4.3           Representations and Warranties.  The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

5.	MISCELLANEOUS.

5.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however that the Purchaser may choose to waive this provision and bring an action outside the state of New York.  Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

5.2           Survival.  The representations, warranties, indemnities, agreements, covenants and other statements of the Company made herein shall survive execution of this Agreement and delivery of the Securities. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.3           Entire Agreement; Survival.  This Agreement, the exhibits and schedules hereto (if any), the other Transaction Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, including, but not limited to, the purchase and sale of the Securities.  No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.  The Purchaser shall not be deemed to have made any representation or warranty to the Company other than as expressly made by the Purchaser in this Agreement.  Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Purchaser in this Agreement, the Purchaser makes no representation or warranty to the Company with respect to the timing or the manner in which the Company’s Company Shares will be sold.

5.4           Severability.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.5           Amendment and Waiver.

 (a)           This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

 (b)           The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

5.6           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address as set forth on the signature page hereof, with a copy to Thomas B. Rosedale, BRL Law Group LLC, 425 Boylston Street, Third Floor, Boston, Massachusetts 02116, facsimile number (617) 399-6930, and to the Purchaser at the address set forth on the signature page hereto for such Purchaser, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

5.7           Titles and Subtitles.  The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.8           Facsimile Signatures; Counterparts.  This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.9           Broker's Fees.  Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this section being untrue.

5.10           Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:	PURCHASER:

BRAINSTORM CELL THERAPEUTICS, INC.	KARINEL LTD.

By:	By:
Name: Liat Sossover	Name: Chaim Fink
Title: Chief Financial Officer	Title:
Address: 1350 Avenue of the Americas	Address:
New York, NY 10019